DERIVED INFORMATION   3/1/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

1. FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	187,690	350,605,758	32.9	6.71	0.1	663	40.7	72.4	75.6	10.0
FICO 500-525 and LTV>65	154,095	21,573,363	2.0	8.41	0.0	515	42.0	77.6	86.4	11.0
FICO 525-550 and LTV>65	163,947	58,037,368	5.5	7.85	0.0	537	42.3	78.8	78.4	8.5
FICO 550-575 and LTV>65	164,668	80,687,327	7.6	7.64	0.5	563	41.0	80.9	83.5	8.9
FICO 575-600 and LTV>70	130,573	128,352,961	12.1	7.45	0.8	587	41.7	84.8	84.3	6.4
FICO 600-625 and LTV>70	153,414	149,885,724	14.1	7.04	0.5	612	41.6	83.8	79.5	10.9
FICO 625-650 and LTV>70	159,524	167,819,599	15.8	7.06	0.6	637	41.7	83.8	78.7	9.8
FICO 650-675 and LTV>80	134,877	42,756,010	4.0	7.56	0.9	661	40.7	91.6	76.3	10.2
FICO 675-700 and LTV>80	169,106	25,704,142	2.4	7.24	2.3	686	42.2	92.0	70.7	6.7
FICO 700-725 and LTV>80	173,413	19,769,132	1.9	7.15	3.5	710	40.1	93.6	67.4	15.0
FICO 725-750 and LTV>85	192,014	9,408,703	0.9	7.12	3.9	736	38.7	93.1	63.4	9.6
FICO 750-775 and LTV>85	157,928	6,001,266	0.6	7.54	1.8	762	37.9	94.8	75.0	11.2
FICO 775-800 and LTV>85	205,272	2,873,810	0.3	7.37	0.0	780	38.9	94.5	75.0	6.1
FICO=>800 and LTV>85	150,072	1,200,574	0.1	7.99	0.0	809	45.5	92.1	34.4	21.8
Total:	162,397	1,064,675,737	100.0	7.13	0.5	628	41.2	80.4	78.2	9.6

FICO and LTV	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	94.1	43.4	22.8	32.7	27.6	35.4
FICO 500-525 and LTV>65	95.9	75.2	2.2	22.6	0.0	16.1
FICO 525-550 and LTV>65	97.8	72.6	4.9	22.5	0.2	20.8
FICO 550-575 and LTV>65	97.8	66.1	8.8	24.8	1.5	19.5
FICO 575-600 and LTV>70	98.3	76.8	7.0	15.1	14.7	17.1
FICO 600-625 and LTV>70	96.2	72.1	10.7	15.5	24.8	21.7
FICO 625-650 and LTV>70	94.1	55.2	21.7	21.8	28.1	24.1
FICO 650-675 and LTV>80	84.3	56.7	14.0	28.2	14.6	19.2
FICO 675-700 and LTV>80	83.6	51.2	21.5	27.0	16.3	20.3
FICO 700-725 and LTV>80	79.9	49.1	16.5	34.4	14.2	16.2
FICO 725-750 and LTV>85	82.2	37.1	18.0	42.4	31.0	41.6
FICO 750-775 and LTV>85	55.2	41.1	25.1	33.8	4.7	6.8
FICO 775-800 and LTV>85	66.2	42.9	10.3	46.8	22.6	22.6
FICO=>800 and LTV>85	27.4	75.3	0.0	24.7	0.0	0.0
Total:	94.0	58.1	16.0	24.9	20.5	25.5

2. LTV and DTI

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	160,473	987,548,559	92.8	7.14	0.5	630	40.3	80.6	78.3	9.8
LTV 0-60 and DTI>50	160,410	4,651,891	0.4	6.54	0.0	618	53.0	48.8	74.2	3.4
LTV 60-65 and DTI>50	220,482	4,630,128	0.4	6.76	0.0	595	52.8	62.8	74.9	0.0
LTV 65-70 and DTI>50	195,718	4,305,797	0.4	7.24	0.0	581	53.1	67.5	89.6	0.0
LTV 70-75 and DTI>50	228,382	8,221,738	0.8	7.55	0.0	565	52.8	72.2	75.3	10.4
LTV 75-80 and DTI>50	208,912	8,356,490	0.8	7.03	0.0	603	52.7	77.0	81.3	5.7
LTV 80-85 and DTI>50	194,557	25,876,141	2.4	6.75	0.0	617	52.4	80.2	75.6	7.4
LTV 85-90 and DTI>50	229,196	9,397,024	0.9	7.01	5.7	607	52.5	86.0	78.6	3.7
LTV 90-95 and DTI>50	181,066	6,880,524	0.7	7.22	0.0	628	51.9	90.3	89.9	5.5
LTV 95-100 and DTI>50	213,917	2,780,915	0.3	7.57	0.0	640	51.5	95.0	52.7	25.4
LTV=>100 and DTI>50	69,880	2,026,530	0.2	8.68	10.2	644	52.8	100.0	77.8	16.1
Total:	162,397	1,064,675,737	100.0	7.13	0.5	628	41.2	80.4	78.2	9.6

LTV and DTI	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	93.9	56.6	16.8	25.6	21.2	25.9
LTV 0-60 and DTI>50	91.4	79.2	0.0	12.5	0.0	27.0
LTV 60-65 and DTI>50	95.5	79.2	0.0	17.8	0.0	21.0
LTV 65-70 and DTI>50	97.0	62.8	14.2	23.0	0.0	24.0
LTV 70-75 and DTI>50	97.9	70.2	3.4	26.4	3.2	24.7
LTV 75-80 and DTI>50	92.1	66.6	5.1	26.3	6.4	14.1
LTV 80-85 and DTI>50	98.2	80.9	6.2	12.9	20.0	17.7
LTV 85-90 and DTI>50	96.9	71.8	12.5	15.6	22.6	38.2
LTV 90-95 and DTI>50	92.6	80.6	0.0	10.3	14.5	16.2
LTV 95-100 and DTI>50	78.1	89.1	10.9	0.0	10.9	11.5
LTV=>100 and DTI>50	100.0	98.3	1.7	0.0	0.0	3.9
Total:	94.0	58.1	16.0	24.9	20.5	25.5

3. DTI and FICO

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	166,530	573,529,793	53.9	6.94	0.6	664	37.8	81.2	76.7	10.1
DTI 0.1 - 20.0 & FICO<525	105,030	735,210	0.1	9.00	0.0	512	18.3	71.4	100.0	0.0
DTI 20.1 - 25.0 & FICO<525	131,842	922,896	0.1	7.78	0.0	516	23.0	74.6	100.0	0.0
DTI 25.1 - 30.0 & FICO<550	122,992	5,903,596	0.6	8.30	0.0	531	27.6	75.6	81.3	8.4
DTI 30.1 - 35.0 & FICO<575	150,155	21,021,724	2.0	7.78	0.0	547	32.4	75.7	83.7	8.2
DTI 35.1 - 40.0 & FICO<600	137,475	51,415,610	4.8	7.69	0.6	565	37.5	78.6	83.3	5.2
DTI 40.1 - 45.0 & FICO<625	152,119	119,413,027	11.2	7.37	0.7	581	42.6	78.5	81.4	9.0
DTI 45.1 - 50.0 & FICO<650	161,619	218,832,287	20.6	7.27	0.4	597	47.8	81.4	78.0	10.6
DTI 50.1 - 55.0 & FICO<675	183,706	70,726,811	6.6	7.18	0.5	594	52.3	78.3	79.4	6.8
DTI=>55.0 & FICO<700	181,232	2,174,782	0.2	6.57	0.0	601	57.0	66.0	83.6	5.5
Total:	162,397	1,064,675,737	100.0	7.13	0.5	628	41.2	80.4	78.2	9.6

DTI and FICO	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	91.5	48.8	21.4	28.6	26.4	26.9
DTI 0.1 - 20.0 & FICO<525	83.4	55.4	9.5	35.2	0.0	16.6
DTI 20.1 - 25.0 & FICO<525	100.0	100.0	0.0	0.0	0.0	36.4
DTI 25.1 - 30.0 & FICO<550	98.5	86.2	0.0	13.8	0.0	1.4
DTI 30.1 - 35.0 & FICO<575	97.1	68.6	8.1	23.3	0.9	17.7
DTI 35.1 - 40.0 & FICO<600	98.9	68.5	5.8	24.9	4.9	19.9
DTI 40.1 - 45.0 & FICO<625	97.2	63.9	8.1	26.7	14.3	26.0
DTI 45.1 - 50.0 & FICO<650	96.5	68.3	13.3	18.0	18.1	26.6
DTI 50.1 - 55.0 & FICO<675	96.6	77.4	5.6	15.4	10.7	19.0
DTI=>55.0 & FICO<700	95.4	100.0	0.0	0.0	0.0	26.3
Total:	94.0	58.1	16.0	24.9	20.5	25.5

4. Limited and Stated Doc

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	149,174	629,512,451	59.1	7.01	0.8	618	41.2	80.9	80.9	8.1
FICO 500-525 & Limited or Stated Doc	175,017	8,050,801	0.8	8.79	0.0	515	43.1	67.6	88.5	3.4
FICO 525-550 & Limited or Stated Doc	177,755	21,686,124	2.0	8.21	0.0	537	41.2	70.9	83.0	5.5
FICO 550-575 & Limited or Stated Doc	193,417	32,300,631	3.0	7.63	0.0	564	40.8	74.3	78.9	14.0
FICO 575-600 & Limited or Stated Doc	192,511	36,384,638	3.4	7.34	0.0	587	41.3	78.4	74.9	10.5
FICO 600-625 & Limited or Stated Doc	194,434	49,969,645	4.7	7.44	0.4	612	41.3	79.3	74.0	15.5
FICO 625-650 & Limited or Stated Doc	171,439	81,090,475	7.6	7.37	0.3	637	41.3	81.1	77.9	9.4
FICO 650-675 & Limited or Stated Doc	180,947	76,178,897	7.2	7.22	0.1	661	41.5	81.3	76.8	12.6
FICO 675-700 & Limited or Stated Doc	198,784	58,044,864	5.5	7.04	0.0	687	42.1	81.4	66.8	15.1
FICO 700-725 & Limited or Stated Doc	194,767	34,473,828	3.2	6.92	0.7	710	40.1	82.2	70.1	11.0
FICO 725-750 & Limited or Stated Doc	201,075	19,906,465	1.9	6.91	0.4	735	40.2	82.5	69.9	8.9
FICO 750-775 & Limited or Stated Doc	172,391	11,722,566	1.1	7.07	0.0	760	39.5	84.0	59.4	11.0
FICO 775-800 & Limited or Stated Doc	210,489	3,999,295	0.4	6.72	0.0	780	39.1	84.4	73.4	8.4
FICO=>800 & Limited or Stated Doc	225,843	1,355,057	0.1	6.83	0.0	805	40.1	80.6	42.9	0.0
Total:	162,397	1,064,675,737	100.0	7.13	0.5	628	41.2	80.4	78.2	9.6

Limited and Stated Doc	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	94.2	98.2	0.0	0.0	21.8	22.2
FICO 500-525 & Limited or Stated Doc	96.5	0.0	14.1	85.9	0.0	21.8
FICO 525-550 & Limited or Stated Doc	98.2	0.0	15.0	85.0	0.0	27.4
FICO 550-575 & Limited or Stated Doc	96.7	0.0	23.3	76.7	1.3	30.0
FICO 575-600 & Limited or Stated Doc	96.2	0.0	26.8	73.2	1.1	29.5
FICO 600-625 & Limited or Stated Doc	94.6	0.0	35.8	64.3	14.8	30.6
FICO 625-650 & Limited or Stated Doc	94.6	0.0	46.3	53.7	19.2	31.7
FICO 650-675 & Limited or Stated Doc	92.7	0.0	47.8	52.2	31.9	32.2
FICO 675-700 & Limited or Stated Doc	93.3	0.0	46.1	53.9	29.3	31.3
FICO 700-725 & Limited or Stated Doc	90.0	0.0	39.9	60.1	23.1	31.8
FICO 725-750 & Limited or Stated Doc	92.4	0.0	40.5	59.5	28.0	34.3
FICO 750-775 & Limited or Stated Doc	82.8	0.0	48.0	52.0	21.0	14.9
FICO 775-800 & Limited or Stated Doc	90.3	0.0	38.7	61.3	10.4	19.4
FICO=>800 & Limited or Stated Doc	84.4	0.0	59.1	40.9	0.0	0.0
Total:	94.0	58.1	16.0	24.9	20.5	25.5

5. IO

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD
Not in Buckets	148,807	846,265,656	79.5	7.27	0.6	622	41.1	80.2	78.6	8.5
FICO 525-550 & InterestOnly	88,338	88,338	0.0	7.80	0.0	530	19.1	87.5	100.0	0.0
FICO 550-575 & InterestOnly	177,509	1,420,074	0.1	8.06	0.0	562	38.2	81.5	86.5	0.0
FICO 575-600 & InterestOnly	228,331	19,864,775	1.9	6.86	0.0	589	41.2	82.2	86.7	7.9
FICO 600-625 & InterestOnly	239,439	39,986,349	3.8	6.69	0.0	612	41.9	82.1	78.0	13.3
FICO 625-650 & InterestOnly	248,511	49,702,156	4.7	6.64	0.0	637	41.8	81.1	79.3	14.9
FICO 650-675 & InterestOnly	265,971	47,342,906	4.5	6.59	0.0	661	40.7	80.0	78.5	13.6
FICO 675-700 & InterestOnly	261,845	29,588,466	2.8	6.64	0.0	688	43.3	80.8	67.6	14.7
FICO 700-725 & InterestOnly	280,851	13,480,837	1.3	6.16	1.7	711	42.2	81.4	70.3	17.2
FICO 725-750 & InterestOnly	258,392	10,077,277	1.0	6.32	0.0	735	40.2	83.1	77.7	7.2
FICO 750-775 & InterestOnly	221,946	4,438,923	0.4	6.23	0.0	762	39.9	80.2	54.1	29.5
FICO 775-800 & InterestOnly	349,283	2,095,700	0.2	6.48	0.0	777	31.9	86.2	79.0	0.0
FICO=>800 & InterestOnly	162,140	324,280	0.0	6.23	0.0	809	30.5	80.0	100.0	0.0
Total:	162,397	1,064,675,737	100.0	7.13	0.5	628	41.2	80.4	78.2	9.6

IO	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	92.9	57.2	14.7	27.1	0.0	19.2
FICO 525-550 & InterestOnly	100.0	100.0	0.0	0.0	100.0	0.0
FICO 550-575 & InterestOnly	77.5	71.1	13.5	15.4	100.0	29.2
FICO 575-600 & InterestOnly	100.0	95.6	1.6	0.4	100.0	40.4
FICO 600-625 & InterestOnly	97.5	78.8	7.9	10.6	100.0	46.4
FICO 625-650 & InterestOnly	99.0	67.9	20.3	11.0	100.0	43.5
FICO 650-675 & InterestOnly	99.1	48.7	28.6	22.7	100.0	54.6
FICO 675-700 & InterestOnly	96.6	42.6	35.5	21.9	100.0	53.4
FICO 700-725 & InterestOnly	100.0	41.0	37.0	22.1	100.0	68.3
FICO 725-750 & InterestOnly	100.0	42.3	16.1	39.3	100.0	64.5
FICO 750-775 & InterestOnly	100.0	39.2	27.6	28.0	100.0	32.8
FICO 775-800 & InterestOnly	100.0	80.2	19.9	0.0	100.0	84.2
FICO=>800 & InterestOnly	100.0	100.0	0.0	0.0	100.0	0.0
Total:	94.0	58.1	16.0	24.9	20.5	25.5